Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Chris McKie	Cynthia Hiponia
+1 (408) 831-4440	+1 (408) 831-4100
chris.mckie@gigamon.com	IR@gigamon.com

Gigamon Reports Third Quarter 2015 Financial Results
Record revenue delivers 44% year-over-year growth
Margins continue to expand driven by Security & Software portfolio
Santa Clara, Calif., October 22, 2015 - Gigamon® Inc. (NYSE:GIMO), the leader in traffic visibility solutions, today released financial results for the third quarter ended September 26, 2015.
Third Quarter 2015 Financial Highlights:

•	Revenue of $56.7 million, up 44% year-over-year.

•	GAAP gross margin was 80%, compared to 77% in the third quarter of fiscal 2014.

•	Non-GAAP gross margin was 81%, compared to 78% in the third quarter of fiscal 2014.

•	GAAP net income was $4.3 million, or $0.12 per diluted share, compared to GAAP net loss of $3.0 million, or $0.09 per basic and diluted share, in the third quarter of fiscal 2014.

•	Non-GAAP net income was $8.0 million or $0.22 per diluted share, compared to non-GAAP net income of $1.2 million, or $0.04 per diluted share, in the third quarter of fiscal 2014.

•	Increased cash and investments to$186 million, up $52 million from the third quarter of fiscal 2014.
“We continue to differentiate ourselves in this disruptive and high growth market through the delivery of innovative technology and outstanding financial performance,” said Paul Hooper, chief executive officer of Gigamon. “The demand for our Security Delivery Platform portfolio continues to accelerate following 20 of the world’s leading security instrumentation vendors supporting our platform. Our leadership position in the visibility market and our rapidly expanding presence in the security market establishes a healthy momentum entering what is typically our strongest quarter of the fiscal year.”

Recent Business Highlights:

•	In conjunction with VMWare, announced automated visibility for Software Defined Data Centers using VMware NSX Dynamic Service Insertion.

•	Released the Gigamon® Visibility App for Splunk, which provides Visibility Fabric™ health and analytics of the Gigamon platform within a Splunk environment.

•
Announced a collaboration with RSA, the Security Division of EMC, to provide pervasive visibility into Software Defined Data Center (SDDC) traffic by leveraging our Security Delivery Platform, GigaSECURE®.

•	Launched version 4.4 of our market-leading visibility software, GigaVUE-OS®.

•	Appointed Simon Gibson, formerly a member of the information security team at Bloomberg L.P. and an advisor to the World Economic Forum on cyber-security, as Fellow, Security Architect.

•	Appointed Carlos Perea as Vice President, Sales for Latin America.
Conference Call Information:
Gigamon will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on October 22, 2015. The news release with the financial results will be accessible from the company’s website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888) 632-3384, using conference code 793805. International parties can access the call by dialing +1 (785) 424-1675, using conference code 793805.
The webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, October 29, 2015. To access the replay, parties in the United States and Canada should call +1 (888) 203-1112 and enter conference code 793805. International parties should call +1 (719) 457-0820 and enter conference code 793805.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes, income tax effect of stock-based compensation expense, and a valuation allowance against deferred tax assets. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.
Legal Notice Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding the evolution of our marketplace, the goals for our Unified Visibility Fabric™ and our Security Delivery Platform and our momentum heading into our fourth fiscal quarter. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions.  The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 27, 2014 and our most recently available Quarterly Report on Form 10-Q. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.
Gigamon
Gigamon (NYSE: GIMO) provides active visibility into physical and virtual network traffic, enabling stronger security and superior performance. Gigamon’s Visibility FabricTM and GigaSECURE, the industry’s first Security Delivery Platform, deliver advanced intelligence so that security, network and application performance management solutions in enterprise, government and service provider networks operate more efficiently and effectively. See more at www.gigamon.com, the Gigamon Blog, or follow Gigamon on Twitter, LinkedIn or Facebook.

Gigamon Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 26, 2015	September 27, 2014	September 26, 2015	September 27, 2014
Revenue:
Product	$38,717	$26,180	$105,683	$68,804
Service	17,935	13,088	49,268	37,075
Total revenue	56,652	39,268	154,951	105,879
Cost of revenue:
Product	9,613	7,396	28,616	20,682
Service	1,708	1,601	5,248	4,725
Total cost of revenue	11,321	8,997	33,864	25,407
Gross profit	45,331	30,271	121,087	80,472
Operating expenses:
Research and development	12,677	10,086	36,400	31,884
Sales and marketing	21,388	17,948	61,391	55,676
General and administrative	6,950	5,217	19,671	15,668
Total operating expenses	41,015	33,251	117,462	103,228
Income (loss) from operations	4,316	(2,980)	3,625	(22,756)
Interest income	106	82	330	216
Other expense, net	(69)	(28)	(72)	(63)
Income (loss) before income tax provision	4,353	(2,926)	3,883	(22,603)
Income tax provision	(73)	(66)	(260)	(21,093)
Net income (loss)	4,280	(2,992)	3,623	(43,696)
Net income (loss) per share:
Basic	$0.13	$(0.09)	$0.11	$(1.36)
Diluted	$0.12	$(0.09)	$0.10	$(1.36)
Weighted average shares used in computing net income (loss) per share:
Basic	33,830	32,354	33,412	32,028
Diluted	35,872	32,354	35,497	32,028

Gigamon Inc.
Consolidated Balance Sheets
(In thousands)
(unaudited)

	September 26, 2015	December 27, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$96,544	$38,941
Short-term investments	89,693	110,465
Accounts receivable, net	41,738	28,686
Inventories	4,113	6,551
Deferred tax assets	296	150
Prepaid expenses and other current assets	6,747	5,316
Total current assets	239,131	190,109
Property and equipment, net	7,686	7,387
Deferred tax assets, non-current	92	64
Other assets, non-current	800	426
TOTAL ASSETS	$247,709	$197,986
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,486	$2,391
Accrued liabilities	28,810	22,838
Deferred revenue	52,434	42,183
Total current liabilities	84,730	67,412
Deferred revenue, non-current	16,805	13,322
Deferred tax liability, non-current	296	150
Other liabilities, non-current	1,326	1,667
TOTAL LIABILITIES	103,157	82,551
STOCKHOLDERS’ EQUITY
Common stock	3	3
Treasury stock	(12,469)	(12,469)
Additional paid-in capital	203,082	177,714
Accumulated other comprehensive income (loss)	32	(94)
Accumulated deficit	(46,096)	(49,719)
TOTAL STOCKHOLDERS’ EQUITY	144,552	115,435
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$247,709	$197,986

Gigamon Inc.
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 26,	September 27,	September 26,	September 27,
	2015	2014	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$4,280	$(2,992)	$3,623	$(43,696)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,470	1,473	4,442	3,710
Stock-based compensation expense	7,869	4,738	23,780	18,635
Deferred income taxes	(2)	—	(2)	20,877
Inventory write-down	555	499	1,567	2,936
Loss on disposal of fixed assets	12	—	12	—
Changes in operating assets and liabilities:
Accounts receivable	(13,028)	(2,282)	(13,052)	4,959
Inventories	634	340	944	(7,596)
Prepaid expenses and other assets	(342)	(1,087)	(2,144)	(2,184)
Accounts payable	935	(1,860)	852	1,489
Accrued liabilities and other liabilities	5,525	(1,294)	5,516	(5,911)
Deferred revenue	517	1,345	13,734	1,912
Net cash provided by (used in) operating activities	8,425	(1,120)	39,272	(4,869)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short-term investments	(32,169)	(11,447)	(40,168)	(72,091)
Proceeds from sale of short-term investments	551	—	2,006	2,000
Proceeds from maturities of short-term investments	24,485	8,095	58,818	21,507
Purchase of property and equipment	(1,761)	(2,368)	(3,985)	(7,100)
Net cash (used in) provided by investing activities	(8,894)	(5,720)	16,671	(55,684)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan	2,492	2,015	5,099	5,878
Proceeds from exercise of stock options	757	1,344	3,525	4,915
Costs paid for initial public offering, net	—	—	—	(8)
Shares repurchased for tax withholdings on vesting of restricted stock units	(2,995)	(389)	(6,964)	(2,611)
Distribution of income to Gigamon LLC members	—	—	—	(476)
Net cash provided by financing activities	254	2,970	1,660	7,698
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(215)	(3,870)	57,603	(52,855)
CASH AND CASH EQUIVALENTS — Beginning of period	96,759	30,923	38,941	79,908
CASH AND CASH EQUIVALENTS — End of period	$96,544	$27,053	$96,544	$27,053
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Income taxes paid during the period	$83	$72	$348	$241

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 26,	September 27,	September 26,	September 27,
	2015	2014	2015	2014
Total Revenue	$56,652	$39,268	$154,951	$105,879
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	45,331	30,271	121,087	80,472
Stock-based compensation expense	471	444	1,530	1,363
Stock-based compensation related payroll taxes	16	2	60	61
Non-GAAP gross profit	$45,818	$30,717	$122,677	$81,896
GAAP gross margin	80%	77%	78%	76%
Non-GAAP gross margin	81%	78%	79%	77%
Reconciliation of GAAP Operating Income (Loss) and GAAP Operating Margin to Non-GAAP Operating Income (loss) and Non-GAAP Operating Margin:
GAAP operating income (loss)	$4,316	$(2,980)	$3,625	$(22,756)
Stock-based compensation expense	7,851	4,738	23,780	18,635
Stock-based compensation related payroll taxes	162	41	791	798
Non-GAAP operating income (loss)	$12,329	$1,799	$28,196	$(3,323)
GAAP operating margin	8%	(8)%	2%	(21)%
Non-GAAP operating margin	22%	5%	18%	(3)%
Reconciliation of GAAP Net Income (Loss) Attributable to Common Stockholders to Non-GAAP Net Income (Loss):
GAAP net income (loss) attributable to common stock holders	$4,280	$(2,992)	$3,623	$(43,696)
Stock-based compensation expense	7,851	4,738	23,780	18,635
Stock-based compensation related payroll taxes	162	41	791	798
Income tax effect of Non-GAAP adjustments	(4,310)	(604)	(9,781)	22,080
Non-GAAP net income (loss)	$7,983	$1,183	$18,413	$(2,183)

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 26,	September 27,	September 26,	September 27,
	2015	2014	2015	2014
Reconciliation of GAAP Diluted Net Income (Loss) per Share to Non-GAAP Diluted Net Income (Loss) per Share:
GAAP diluted net income (loss) per share	$0.12	$(0.09)	$0.10	$(1.36)
Stock-based compensation expense	0.22	0.15	0.67	0.58
Stock-based compensation related payroll taxes	—	—	0.02	0.02
Income tax effect of non-GAAP adjustments	(0.12)	(0.02)	(0.27)	0.69
Impact of difference in number of GAAP and non-GAAP diluted shares	—	—	(0.01)	—
Non-GAAP diluted net income (loss) per share	$0.22	$0.04	$0.51	$(0.07)
Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	35,872	32,354	35,497	32,028
Dilutive impact due to stock-based compensation	498	1,444	726	—
Non-GAAP diluted weighted-average number of shares	36,370	33,798	36,223	32,028

Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations
For the Three and Nine Months Ended September 26, 2015 and September 27, 2014
(In thousands, except per share amounts and percentages)
(unaudited)

	Three Months Ended						Nine Months Ended
	September 26, 2015			September 27, 2014			September 26, 2015			September 27, 2014
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$38,717	$—	$38,717	$26,180	$—	$26,180	$105,683	$—	$105,683	$68,804	$—	$68,804
Service	17,935	—	17,935	13,088	—	13,088	49,268	—	49,268	37,075	—	37,075
Total revenue	56,652	—	56,652	39,268	—	39,268	154,951	—	154,951	105,879	—	105,879
Cost of revenue:
Product (1)	9,613	(359)	9,254	7,396	(288)	7,108	28,616	(1,071)	27,545	20,682	(829)	19,853
Service (1)	1,708	(128)	1,580	1,601	(158)	1,443	5,248	(519)	4,729	4,725	(595)	4,130
Total cost of revenue	11,321	(487)	10,834	8,997	(446)	8,551	33,864	(1,590)	32,274	25,407	(1,424)	23,983
Gross profit	45,331	487	45,818	30,271	446	30,717	121,087	1,590	122,677	80,472	1,424	81,896
Product Gross Margin	75%		76%	72%		73%	73%		74%	70%		71%
Service Gross Margin	90%		91%	88%		89%	89%		90%	87%		89%
Total Gross Margin	80%		81%	77%		78%	78%		79%	76%		77%
Operating expenses:
Research and development (1)	12,677	(2,532)	10,145	10,086	(1,288)	8,798	36,400	(7,519)	28,881	31,884	(6,335)	25,549
Sales and marketing (1)	21,388	(2,534)	18,854	17,948	(1,095)	16,853	61,391	(8,023)	53,368	55,676	(6,501)	49,175
General and administrative (1)	6,950	(2,460)	4,490	5,217	(1,950)	3,267	19,671	(7,439)	12,232	15,668	(5,173)	10,495
Total operating expenses	41,015	(7,526)	33,489	33,251	(4,333)	28,918	117,462	(22,981)	94,481	103,228	(18,009)	85,219
Income (loss) from operations	4,316	8,013	12,329	(2,980)	4,779	1,799	3,625	24,571	28,196	(22,756)	19,433	(3,323)
Other income (expense):
Interest income	106	—	106	82	—	82	330	—	330	216	—	216
Other expense, net	(69)	—	(69)	(28)	—	(28)	(72)	—	(72)	(63)	—	(63)
Income (loss) before income taxes	4,353	8,013	12,366	(2,926)	4,779	1,853	3,883	24,571	28,454	(22,603)	19,433	(3,170)
Income tax (expense) benefit (2) (3)	(73)	(4,310)	(4,383)	(66)	(604)	(670)	(260)	(9,781)	(10,041)	(21,093)	22,080	987
Net income (loss)	$4,280	$3,703	$7,983	$(2,992)	$4,175	$1,183	$3,623	$14,790	$18,413	$(43,696)	$41,513	$(2,183)
Net income (loss) per share:
Basic	$0.13	$0.11	$0.24	$(0.09)	$0.13	$0.04	$0.11	$0.44	$0.55	$(1.36)	$1.29	$(0.07)
Diluted	$0.12	$0.10	$0.22	$(0.09)	$0.13	$0.04	$0.10	$0.41	$0.51	$(1.36)	$1.29	$(0.07)
Weighted-average number of shares used in per share amounts:
Basic	33,830	—	33,830	32,354	—	32,354	33,412	—	33,412	32,028	—	32,028
Diluted	35,872	498	36,370	32,354	1,444	33,798	35,497	726	36,223	32,028	—	32,028
Notes:

1.	Includes stock-based compensation expense and related payroll taxes in the three and nine months ended September 26, 2015 and September 27, 2014.

2.	Includes the income tax effect of non-GAAP adjustments in the three months and nine months ended September 26, 2015 and September 27, 2014.

3.	Includes the income tax effect of a valuation allowance against deferred tax assets in the nine months ended September 27, 2014.